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Exhibit 10.21

CAMPUS MANAGEMENT CORP.
SOFTWARE LICENSE AGREEMENT

        This Software License Agreement ("Agreement") is made and entered into as of this day of February 2004 (the "Effective Date ") by and between CAMPUS MANAGEMENT CORP., a Florida corporation with offices at 777 Yamato Road, Suite 400, Boca Raton, Florida 33431 ("CMC"), and Bridgepoint Education Inc., an Arizona corporation with offices at 4350 E. Camelback Rd., # 240B Phoenix, Arizona 85018 ("Customer"). This Agreement shall include any mutually executed Addenda (as defined herein), which shall be attached hereto and incorporated herein by reference.

RECITALS

        WHEREAS, CMC develops certain campus administrative software for use by higher education organizations and career schools; and

        WHEREAS, Customer is a higher education institution or career school and desires to obtain a license to the software, subject to and in accordance with the terms and conditions of this Agreement.

        NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties agree as follows:

AGREEMENT

1.     DEFINITIONS.

        In addition to any terms defined herein, the following is a list of defined terms used in this Agreement:

        1.1    "Addendum" shall mean a mutually executed addendum, which amends this Agreement and is incorporated herein by reference.

        1.2    "Ancillary Programs" means the third party software delivered with the Licensed Program and any related documentation.

        1.3    "Active Student Record" or "ASR" shall mean the maximum number of students enrolled in at least one course at any Campus using the Software, as well as any students on leave of absence. For purposes herein, such term shall not include: (a) students who have graduated or (b) students who have dropped out (i.e., terminated studies and not on leave of absence).

        1.4    "Campus" shall mean a unique identification code used for each group of Active Student Records contained in a database.

        1.5    "Documentation" shall mean the Licensed Program user guides, reference manuals, job aides, installation materials and other written or computer-generated materials provided by CMC to Customer hereunder.

        1.6    "License Fees" shall mean the fees due to CMC for the Licensed Program, in accordance with the terms of this Agreement.

        1.7    "Licensed Program" shall mean the object code version of CMC's commercially available software, known as "Campus2000™." The term shall also include subsequent updates and/or upgrades delivered to Customer pursuant to any applicable CampusCares" Software Support and Maintenance Agreement entered into between Customer and CMC.

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        1.8    "Source Code" shall mean those statements in a computer language, which when processed by a compiler, assembler or interpreter, become executable by a computer.

        1.9    "Supported System" means the minimum hardware, servers, workstations, platform and software that are required for Customer to obtain, install and maintain in order for the Licensed Program to operate properly.

2.     LICENSE GRANT AND RIGHT OF USE

        2.1    License Grant.    CMC grants to Customer a perpetual, non-exclusive, non-transferable license to install and use the Licensed Program, for its own internal business operations, subject to the terms and conditions herein.

          (a)   Access to and use of the Licensed Program may not exceed the maximum number of ASRs and Campuses for which Customer is licensed at any given time. The maximum number of ASRs and Campuses licensed to Customer are as follows:

  Number of Campus(es): One

Institution	Address	Unique Database Ref. Nos.
Bridgepoint Education Inc.	350 E. Camelback Rd., # 240B Phoenix, Arizona 85018

  Number of ASRs: 100

        2.2    Delivery and installation.    Upon receipt of the signed License Agreement from Customer and payment as required in Section 3.2 below, CMC will electronically transfer the Licensed Program to the computer server(s) residing on the Supported System, which server(s) shall be located at Customer's address first set forth above or such other address as Customer may designate in writing (each the "Designated Server"). The Licensed Program shall be deemed accepted by Customer upon delivery to the Designated Server. Customer acknowledges it is responsible to obtain, implement and maintain the Supported System at its own cost and expense.

        2.3    Authorized Copies.    Customer may make and keep a single copy of the Licensed Software solely for back up, disaster recovery or archival purposes, and a second copy to use for a test bed solely if the Customer has entered into a separate CampusCare Support and Services Agreement. Customer may copy the Documentation, as reasonably required to operate the Licensed Program, for Customer's internal use only.

        2.4    License Restrictions.    Customer may allow its contractors to access the Licensed Program solely for purposes of using the Licensed Program on behalf of the Customer in the same manner contemplated hereunder, and provided such contractors have agreed in writing to be bound to confidentiality obligations at least as protective as those set forth in Section 5 below. Customer shall not (and shall not permit any employee, contractor or other party to) use, copy, sublicense, operate as a service bureau, rent, assign, transfer, modify, create derivative works, reverse engineer, decompile, disassemble, translate, or apply any procedure or process to the Licensed Program in order to ascertain, derive, or appropriate the Source Code or any trade secret or process contained in the Licensed Program. Customer shall not alter or remove any proprietary notices, graphics or text contained on or in the Licensed Program. Customer's rights in the Licensed Program will be limited to those expressly granted in this Agreement, and CMC reserves all rights and licenses in and to the Licensed Program not expressly granted to Customer under this Agreement. Customer acknowledges that the Licensed Program will contain license keys and mechanisms intended to ensure the user limits of the Licensed Program will not be exceeded.

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        2.5    Intellectual Property.    The Licensed Program and Documentation, including, without limitation, any and all related Source Code, object code, materials, designs, plans, techniques, methods, inventions, forms, formulas, and other works of authorship, and any extracts, derivatives, modifications or enhancements to the foregoing, shall remain the sole and exclusive property of CMC, and CMC shall own and retain all right, title and interest in and to the foregoing under copyright, trade secret, trademark, patent and other intellectual property laws. The Licensed Program may also include Ancillary Programs, in which third parties retain copyright and other proprietary rights. Campus ManagementSM CampusCareSM, CampusLinkSM, CampusNetSM, Campus2000™ and related marks are trademarks of CMC, and CMC retains all right, title and interest therein.

3.     FEES, PAYMENT AND TAXES

        3.1    Fees.    The License Fees for the number of licensed Campuses and ASRs, respectively, as set forth in Section 2.1 above, shall be:

[***]	[***]

[***]	[***]

[***]	[***]

TOTAL LICENSE FEES:	[***]

        3.2    Payment.    Customer agrees to pay the non-refundable License Fee in two (2) installments. The first installment of [***] shall be delivered to CMC accompanied by an executed copy of this Agreement, and the second installment of [***] shall be due and payable on May 17, 2004.

        3.3    Other License Fees.    Customer shall be required to pay for all other License Fees under any applicable Sales Order (as described in Section 4 below) prior to CMC's performance of any obligation under such Sales Order.

        3.4    Terms.    CMC may assess a late fee on any past due amounts at the lesser of one percent (1%) per month and the maximum interest rate allowed by law. This license is granted pursuant to an installment purchase contract. In the event Customer fails to timely make any installment payment hereunder, the license granted shall immediately become void, lapse and be of no further force and effect. In such event, Customer agrees and acknowledges that CMC shall retain all payments as liquidated damages, and the provisions of Section 6.2 shall apply.

        3.5    Taxes.    All prices are quoted in U.S. dollars and all payments made by Customer under this Agreement shall be made without any deduction or withholding for or on account of any sales, use, value-added, excise, property, or other taxes, duties or charges (collectively the "Taxes"). Customer acknowledges it is solely responsible for payment of such Taxes. If at any time CMC is required by law to collect any Taxes from Customer, then upon CMC's request, Customer shall immediately pay such amounts in addition to the payments due under this Agreement. If at any time Customer is required by law to make any deduction or withholding from any payment due to CMC under the Agreement, then the gross amount payable by Customer to CMC will be increased so that, after any such deduction or withholding for Taxes, the net amount received by CMC will not be less than it would have received had no such deduction or withholding been required. Customer shall hold harmless and indemnify CMC from any and all Tax claims. If at any time CMC is required to pay any Taxes in any manner connected with this Agreement, then Customer shall fully reimburse CMC within ten (10) days after CMC's delivery of an invoice setting forth the Taxes paid. This provision does not apply to taxes based on CMC' s income, or any Taxes for which Customer is exempt, provided Customer has furnished CMC with a valid tax exemption certificate in a timely manner.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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4.     CHANGES

        4.1    Sales Orders.    Customer may request to expand the license to the Licensed Program granted in Section 2.1 above to include additional ASRs and/or Campuses by delivering an executed sales or purchase order to CMC. Any changes agreed upon by the parties shall be reduced to writing in the form of a mutually executed Addendum.

        4.2    Adjustments.    Customer understands and acknowledges that CMC reserves the right to increase License Fees. Therefore, the Addendum shall require Customer to pay the then-current License Fees for all, but not less than all, of Customer's FTEs and ASRs licensed hereunder in the aggregate, and not simply the difference between the original price and the then-current price. For example, if Customer originally purchased 1,000 ASRs, and subsequently Customer desires to increase the number of ASRs to a total of 2,000, then the Addendum shall require, and Customer shall be obligated to pay, the then current License Fees for all 2,000 ASRs with credit for previous payments.

5.     CONFIDENTIALITY

        5.1    Confidential Information.    Neither party nor any third party acting on its behalf, will for any reason at any time use or disclose any proprietary information of the other party hereto, including, without limitation, relating to the processes, techniques, work practices, customers, prospective customers, suppliers, vendors, business practices, strategies, business plans, financial data, marketing, third party licenses, products, machinery, apparatus, proprietary information or trade secrets of the other party hereto (collectively the "Confidential Information"). In addition, the parties acknowledge and agree that (a) the Licensed Program and related materials, know-how and proprietary rights shall be deemed CMC's Confidential Information, and (b) the data contained in each customer Campus, including, but not limited, student records, financial data, personnel, and other information related to Customers business, shall be deemed Customer's Confidential Information. Each party shall make commercially reasonable efforts to prevent the theft, disclosure, copying, reproduction, display, distribution and preparation of derivative works of the other party's Confidential Information. Either party may disclose Confidential Information to its employees, independent contractors and advisors that have a need to know in the course of their assigned duties and responsibilities in connection with this Agreement, provided such parties are bound by legally binding obligations to protect such Confidential Information in a manner consistent with this Agreement. The parties acknowledge that CMC may be required to use or apply Customer's Confidential Information as reasonably required in order to perform under this Agreement.

        5.2    Exceptions.    The obligation to keep information confidential will not extend to: (a) information that is or becomes a matter of public record through no fault of disclosing party; (b) information that can be shown to have been disclosed to the disclosing party by a third party without restrictions as to disclosure; and (c) information that was known to the recipient without restriction prior to its disclosure to it by the disclosing party.

        5.3    Disclosure Required by Law.    If the receiving party is required by a lawful order from any court of competent jurisdiction to disclose Confidential Information, the receiving party shall promptly notify the disclosing party of any such order, so that the disclosing party may take reasonable steps to limit further disclosure, including obtaining a protective order or other reasonable assurance that confidential treatment will be accorded the Confidential Information. If, in the absence of a protective order, the receiving party is compelled as a matter of law to disclose Proprietary Information, the receiving party will use reasonable efforts to disclose only the Confidential Information that is required by law to be disclosed.

        5.4    Remedies.    Confidential Information shall remain the sole property of the disclosing party or its respective licensor. In the event of a breach or threatened breach of this provision, the disclosing party shall be entitled to obtain preliminary injunctive relief, without posting bond, to prevent the use

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and disclosure of such Confidential Information, in addition to all other remedies available at law and in equity.

6.     TERM AND TERMINATION

        6.1    Term and Termination.    This Agreement shall continue in force and effect perpetually unless terminated pursuant to the provisions herein. Either party may terminate this Agreement on thirty (30) calendar days written notice if the other party has breached a material provision of this Agreement and such breach is not cured within the thirty (30) day period, or a mutually agreed upon extension thereto. Provided, however, CIVIC may terminate this Agreement and any licenses granted herein upon five (5) calendar days notice if Customer breaches the license provisions set forth in Section 2 above, unless Customer has fully cured such breach within such five (5) day period.

        6.2    Effects of Termination.    Upon termination of the Agreement or any license(s) granted herein arising from the Customer's default, Customer's right to use and possess the Licensed Program and Documentation shall immediately cease. Customer shall promptly return all copies to CIVIC, except that CMC may otherwise direct Customer to delete all installed copies off of any and all storage media in the control of Customer. Customer shall provide CMC with written certification signed by an officer of Customer that all copies of the Licensed Programs have been returned or destroyed and that Customer has retained no copies.

        6.3    Remedies for Customer's Breach.    Termination of this Agreement due to Customer's default shall not relieve Customer of its obligation to pay CIVIC for all Licensed Programs delivered and for all License Fees due through the date of termination. The parties expressly acknowledge and agree that License Fees are non-refundable, and CMC shall retain all License Fees as liquidated damages, which amount Customer hereby acknowledges is commercially reasonable and not to be construed as a penalty.

        6.4    Remedies for CMC's Breach.    The parties acknowledge and agree that in the event of termination due to CMC's uncured breach of a material term of this Agreement, CIVIC shall promptly return the License Fees paid to CMC under this Agreement, which shall be Customer's sole and exclusive remedy.

7.     WARRANTIES

        7.1    CMC's Limited Warranties.    CIVIC represents, warrants and covenants that:

          (a)   so long as Customer remains a current subscriber to the CampusCare Software Support and Maintenance Agreement, subject to the terms and conditions thereof, the Licensed Program will perform substantially in conformance with the applicable Documentation.

          (b)   CMC has the authority to enter into this Agreement and to grant the rights and licenses set forth herein.

          (c)   neither it's entering into nor its performance of this Agreement conflicts with or creates a breach of any of the terms of any contract or obligation to which it is or becomes subject.

        7.2    Customer's Limited Warranties.    Customer represents, warrants and covenants that: of this Agreement.

          (a)   it has the authority to enter into and perform in accordance with the provisions

          (b)   neither it's entering into nor its performance of this Agreement conflicts with or creates a breach of any of the terms of any contract or obligation to which it is or becomes subject.

          (c)   its business operations are in compliance with all applicable laws, rules and regulations.

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        7.3    Ancillary Programs Limited Warranty.    In addition to CMC's warranties in Section 7.1, Customer shall have the benefit of any third party warranties available to end users of the Ancillary Programs; provided however, that Customer's sole remedy for breach of any third party warranties shall be against the third party licensor providing the Ancillary Program and not against CMC.

8.     LIMITED WARRANTY REMEDIES; DISCLAIMER OF WARRANTIES

        8.1    Limited Warranty Remedies.    Customer's exclusive remedy with respect to any breach of the express warranties set forth in Section 7.1 shall be limited to, at CMC's option, (a) the repair or correction of any defective or nonconforming Licensed Program, or (b) the replacement of any defective or nonconforming Licensed Program. CMC shall have no obligation to make corrections, repairs or replacements for any material non-conformity or defect which results, in whole or in part, from (i) any force majeure event (as described below in Section 13.7) related to Customer, (ii) the fault or negligence of Customer, (iii) use of the Licensed Program in a manner for which it was not designed, including, without limitation, use of the Licensed Program with computer hardware and/ software other than the Supported Systems, (iv) modifications of the Licensed Program by anyone other than authorized employees or agents of CMC, (v) causes external to the Licensed Program such as, but not limited to, power failure or electrical power surges, (vi) the interaction of the Licensed Program with software not provided by CMC, or (vii) Customer's failure to install any update provided by CMC which would have avoided the defect. CMC shall not be obligated to correct, cure, or otherwise remedy any such nonconformity or defect in the Licensed Program if Customer has not reported to CMC the existence and nature of such nonconformity or defect within thirty (30) days following discovery thereof. Notwithstanding anything to the contrary in this Agreement, CMC reserves the right at its sole discretion, at any to time, to supersede versions of the Licensed Program with newer versions which may add, modify, or replace specific features or characteristics of earlier versions. Customer shall agree to accept, install and use such replacements, which versions shall also be deemed warranty replacements for purposes of this Section 8.1-

        8.2    Disclaimer of Warranties.    THE WARRANTIES PROVIDED IN SECTIONS 7 AND 8 ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. CMC DOES NOT REPRESENT OR WARRANT THAT THE OPERATION OF THE LICENSED PROGRAM WILL BE UNINTERRUPTED OR ERROR FREE. CUSTOMER FURTHER ACKNOWLEDGES THAT THE RELIABILITY, AVAILABILITY AND PERFORMANCE OF INTERNET ACCESS IS BEYOND CMC'S CONTROL AND IS NOT IN ANY WAY WARRANTED OR SUPPORTED BY CMC UNDER THIS AGREEMENT; CUSTOMER IS SOLELY RESPONSIBLE FOR OBTAINING AND MAINTAINING INTERNET ACCESS AS NECESSARY FOR HOSTING THE LICENSED PROGRAM AND ASSOCIATED DATA, AND FOR TRANSFERRING OR RECEIVING DATA, AND CUSTOMER BEARS ALL RISK RELATING TO THE TRANSFER AND STORAGE OF SUCH DATA.

9.     INDEMNIFICATION

        9.1    CMC Indemnity for Intellectual Property Infringement.    CMC will defend or settle, at its option and expense, any third party action brought against Customer to the extent that it is based upon a claim that the Licensed Program, as provided by CMC to Customer under this Agreement and used within the scope of this Agreement, infringes any U.S. patent, copyright, trade secret or other similar intellectual property right of such third party, and CMC will pay all costs, damages and reasonable

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attorneys' fees attributable to such claim that are finally awarded against Customer. CMC's obligations hereunder are subject to the following conditions:

          (a)   Customer shall immediately cease using the relevant Licensed Program and notify CMC in writing promptly after Customer becomes aware of a claim or the possibility thereof; and

          (b)   Customer shall grant CMC sole control of the settlement, compromise, negotiation, and defense of any such action; and

          (c)   Customer shall cooperate in good faith in the defense of any such action or claim and shall provide CMC with all information related to the action that is reasonably requested by CMC.

        9.2    Limitations on Indemnity Obligations.    The foregoing indemnity shall not apply to any infringement claim that arises from: (i) modification of the Licensed Program by anyone other than CMC; (ii) Customer' s use of the Licensed Program in conjunction with Customer data where use with such data gave rise to the infringement claim; (iii) Customer's use of the Licensed Program with software or hardware not provided by CMC, where use with such other software or hardware gave rise to the infringement claim; or (iv) use of other than the most current, unaltered update or upgrade to the Licensed Program available from CMC, if such claim would have been avoided by Customer's use of such update or upgrade. CMC shall not be liable hereunder for any settlement made by Customer without CMC's advance written approval, or for any award from any action in which CMC was not granted control of the defense.

        9.3    Remedies for Infringement.    If use of the Licensed Program is enjoined or if CMC reasonably believes that use of the Licensed Program may be enjoined, CMC may, at its option, (a) obtain the right for Customer to continue using the Licensed Program; or (b) replace or modify the Licensed Program so it is no longer infringing, or if CMC determines that neither (a) nor (b) can reasonably be accomplished, (c) terminate the applicable license(s) and issue a pro rata refund of the License Fees paid for the Licensed Program, which refund amount shall be determined in CMC's reasonable discretion and CMC's payment thereof shall constitute Customer's sole and exclusive remedy for all claims.

        9.4    Customer's Indemnity.    Customer shall indemnify and defend CMC against all claims, liabilities, and costs, including attorneys' fees, incurred in the defense of any claim brought against CMC by third parties based upon Customer's breach or any warranty, representation or obligation hereunder. If Customer negotiates a settlement with such third parties, then Customer will include CMC as a party generally released from all claims and liabilities by such third party. CMC shall cooperate as reasonably requested in the defense of such claim and may appear, at its own expense, through counsel reasonably acceptable to Customer.

        9.5    Entire Liability.    THIS SECTION 9 STATES CUSTOMER'S EXCLUSIVE REMEDY AND CMC'S ENTIRE LIABILITY FOR CLAIMS AND DAMAGES FOR INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF ANY KIND.

10.   LIMITATIONS OF LIABILITY

        10.1    Limitations of Liability.    IN NO EVENT SHALL EITHER PARTY HERETO BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR LOST PROFITS, CONSEQUENTIAL, SPECIAL, INCIDENTAL, OR PUNITIVE DAMAGES, HOWSOEVER ARISING OUT OF OR RELATED TO THIS AGREEMENT REGARDLESS OF THE BASIS OF THE CLAIM. THE PARTIES ACKNOWLEDGE AND AGREE THAT NOTWITHSTANDING THE FORM IN WHICH ANY LEGAL OR EQUITABLE ACTION MAY BE BROUGHT AGAINST CMC, INCLUDING, WITHOUT LIMITATION, IN CONTRACT, BREACH OF WARRANTY, TORT, NEGLIGENCE, STATUTORY LIABILITY OR OTHERWISE, IN NO EVENT SHALL CMC BE LIABLE FOR ANY LOSS, CLAIM, LIABILITY OR DAMAGE, INCLUDING ATTORNEYS'

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FEES AND COSTS, WHICH EXCEED IN THE AGGREGATE THE LICENSE FEES PAID BY CUSTOMER FOR THE SPECIFIC LICENSED PROGRAM WHICH GAVE RISE TO SUCH LIABILITY, IT BEING ACKNOWLEDGED BY CUSTOMER THAT THE PRICING UNDER THIS AGREEMENT REFLECTS SUCH LIMITATION AND THE ALLOCATION OF ECONOMIC RISK AMONG THE PARTIES.

        10.2    Exceptions to Limitations.    PROVIDED, HOWEVER, THE LIMITATIONS OF LIABILITY IN THIS SECTION 10 SHALL NOT APPLY TO BREACH OF CONFIDENTIALITY OR INTELLECTUAL PROPERTY PROVISIONS; WILLFUL MISCONDUCT; OR PAYMENT OF THIRD PARTY CLAIMS IN ACCORDANCE WITH THE INDEMNIFICATION PROVISIONS OF THIS AGREEMENT.

11.   AUDIT AND INSPECTION

        11.1    Remote Access:    Audit. Customer hereby grants a limited license to CMC to remotely access Customer's Supported System and Licensed Program, as reasonably necessary to assess Customer's compliance with the terms of this Agreement or otherwise to analyze and/or test the Licensed Program. In addition, CMC shall have the right to enter Customer's premises, as well as to inspect and copy records of Customer, in any and all forms, with respect to the use and operation the Licensed Program, payment of License Fees, and Customer's maintenance of intellectual property and Confidential Information; provided, however, such audit shall be conducted with reasonable advance notice, during normal business hours and without unreasonable disruption to Customer's business operations.

12.   NOTICE

        12.1    Notice Provisions.    Whenever under the provisions of this Agreement notice is required to be given, it shall be in writing and shall be deemed given either immediately when hand delivered personally or by courier; upon delivery by a nationally recognized overnight courier service; or three days after mailing, postage prepaid by certified mail, return receipt requested, addressed to the party below for whom it is intended, with copies provided to the addresses set forth below, or to such other address as a party shall hereafter designate in writing to another party in accordance with the foregoing procedures.

Customer:	Bridgepoint Education Inc. 350 E. Camelback Rd., # 240B Phoenix, Arizona 85018
CMC:	Campus Management Corp. 777 Yamato Road Suite 400 Boca Raton, Florida 33431

13.   MISCELLANEOUS

        13.1    Assignment.    Customer may not assign this Agreement in whole or in part, by operation of law or otherwise, without the prior written consent of CMC, which consent shall not be unreasonably withheld or delayed.

          (a)   However, this Agreement may be assigned in its entirety without such consent to the successor in interest to all or substantially all of the assets of Customer or in the event of a change of control of the beneficial ownership of Customer, provided that: (i) Customer provides written notice to CMC of such proposed assignment at least thirty (30) days prior to the date of such assignment; (ii) the assignee agrees in writing to be bound by the terms and conditions of this Agreement; (iii) neither Customer nor the assignee is in material breach of any agreement with CMC; and (iv) the assignee is not a competitor of CMC, in CMC's reasonable discretion.

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          (b)   Furthermore, CMC acknowledges that Customer may sell a part of its business constituting one or more Campuses and/or ASRs. In such case CMC shall consent to the transfer of the Licensed Program with respect to such business division(s), subject to (i) through (iv) of this Section 13.1(a), and further provided that the applicable License Fees for Customer and purchaser may be increased to the then current rates based on such separate licenses, it being recognized that the number of Campuses and/or ASRs, as applicable, shall not be aggregated for pricing purposes.

          (c)   Any assignment in violation of this Section shall be null and void. This Agreement shall inure to the benefit of and be binding upon each of the party's permitted successors and assigns.

        13.2    Governing Laws.    This Agreement will be governed by and construed under the laws of the State of Florida, without regards to conflicts of law principles. If applicable, the parties expressly opt out of the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods. Each of the parties understands this Agreement and has had adequate opportunity to consult with counsel regarding the provisions of this Agreement.

        13.3    Export Laws.    Customer shall comply with all current export and import laws and regulations of the United States and such other governments as are applicable to the Licensed Program. Customer hereby certifies that it will not directly or indirectly, export, re-export, or transship the Licensed Program or related Documentation, information, or media in violation of United States laws and regulations.

        13.4    U.S. Government Licensing.    The Licensed Program and any Ancillary Programs provided herewith are commercial computer software. To the extent applicable, the use, duplication, or disclosure by the Government is subject to restrictions as set forth in this Agreement and are licensed with "Restricted Rights" as provided for in FAR 52.227-14, FAR 52.227-19(c), DFAR 252.227-7013, and other agency data rights provisions, as applicable. Customer is responsible for ensuring that copies are marked with a restricted rights notices and legends. CMC reserves all rights not expressly granted to Licensee.

        13.5    Jurisdiction; Venue; No Jury Trial; Claims Period Limitation.    The parties expressly waive any right to a jury trial regarding disputes related to this Agreement. The parties irrevocably submit and consent to the exclusive jurisdiction and venue of the Florida state courts in and for Palm Beach County, Florida, and the Federal Courts in and for the Southern District of Florida. The parties agree not to raise the defense of forum non-conveniens. Unless otherwise prohibited by applicable law without the possibility of contractual waiver or limitation, and except with respect to infringement of CMC's intellectual property rights, any legal or other action related to a breach of this Agreement must be commenced no later than two (2) years from the date the claim began to accrue.

        13.6    Attorneys' Fees.    In the event any action is brought to enforce any provision of this Agreement or to declare a breach of this Agreement, the prevailing party shall be entitled to recover, in addition to any other amounts awarded, reasonable attorney's fees and other related costs and expenses actually incurred by reason thereof.

        13.7    Force Majeure.    Neither party shall be liable for any delay in performing its obligations under this Agreement, if such delay is caused by circumstances beyond the party's reasonable control, including without limitation, any delay cause by any act or omission of the other party, acts of God, war, terrorism, floods, windstorm, labor disputes, or delay of essential materials or services. The delayed party shall promptly notify the other party of the reasons for and the likely duration of the delay, whereupon an extension of time equal to the period of delay shall be granted to the delayed party.

        13.8    Amendment.    The parties agree that this Agreement cannot be altered, amended or modified, except by a written Amendment signed by an authorized representative of both parties. In

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the event of a conflict between the provisions of this Agreement and any duly executed Sales Order, the terms of such Sales Order shall control.

        13.9    Survival.    The obligations of the parties under this Agreement, which by their nature continue beyond the termination or cancellation of this Agreement, shall survive the termination or expiration of this Agreement, including, without limitation, Section 1, 3, 5, and 8 through 13.

        13.10    Promotional Materials.    CMC may use Customer's name and reference the existence of this Agreement (without referenced detailed terms and pricing) in promotional and marketing materials, including its Web site.

        13.11    Waiver; Severability.    Waiver by any party of any breach of any provision of this Agreement shall not be considered as, nor constitute a continuing waiver, breach or cancellation of, any other breach of any provision of this Agreement. To the extent any court of competent jurisdiction deems any provision of this Agreement to be unenforceable, such provision shall be reduced or deleted to the minimum extent necessary, but in such manner that the remainder of the Agreement remains in full force and effect.

        13.12    Counterparts.    This Agreement may be executed in counterparts, each of which shall be deemed an original, but which together will constitute one and the same instrument.

        13.13    Entire Agreement; Effective Upon Acceptance.    This Agreement (including the Order Form and attachments, if any) constitutes the entire agreement between the parties regarding the subject matter hereof and supersedes and cancels all prior and contemporaneous proposals and discussions and writings between the parties with respect thereto. This Agreement is valid and binding only upon execution by Customer and the final execution and acceptance by CMC.

        AGREED AND ACCEPTED by the undersigned duly authorized representative of the parties as of the Effective Date.

BRIDGEPOINT EDUCATION, INC.		CAMPUS MANAGEMENT CORP.

By:	/s/ ANDREW CLARK	By:	/s/ DAVID MEEK
Print:	Andrew Clark	Print:	David Meek
Title:	Chief Executive Officer	Title:	President
Date:	March 2, 2004	Date:	April 6, 2004

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PRICE PROJECT ESTIMATE

Projects	Work Hours	Price
Project Management	[***]	[***]
Strategic Vision/Scope	[***]	[***]
Infrastructure	[***]	[***]
Business Process Analysis	[***]	[***]
System Configuration	[***]	[***]
Data Conversion	[***]	[***]
Campus Training	[***]	[***]
Campus Cut-Over	[***]	[***]
Campus Transition	[***]	[***]
Travel		Billed as Incurred

        IN WITNESS WHEREOF, for adequate consideration and intending to be legally bound, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

Bridgepoint Education, Inc.		Campus Management Corp.

By:	/s/ ANDREW CLARK	By:	/s/ DAVID MEEK
Print:	Andrew Clark	Print:	David Meek
Title:	Chief Executive Officer	Title:	President
Date:	March 2, 2004	Date:	April 6, 2004

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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 ADDENDUM TO THE CAMPUSVUE® SOFTWARE LICENSE AGREEMENT BETWEEN

CAMPUS MANAGEMENT CORP.® AND

Bridgepoint Education Inc.

Purpose of Addendum: Increase ASRs

        This Addendum, effective upon the mutual execution by the parties hereunder, is incorporated into and made a part of the Software License Agreement (the "License Agreement") between Campus Management Corp. ("CMC") and Bridgepoint Education, Inc. ("Customer"), dated as of March 2, 2004. All capitalized terms not otherwise defined herein shall have the meaning set forth in the License Agreement. The following provisions shall be amended, as follows:

  1.
  Customer is hereby licensed to use the Licensed Program, including those products set forth in Section 2 below, for an additional [***] ASRs for a total of up to [***] ASRs, at the following licensed Campuses:

Institution Name	Campus Address
Bridgepoint Education, Inc.	13500 Evening Creek Drive, Suite 600, San Diego, CA 92128
Ashford University (AU)	13500 Evening Creek Drive, Suite 600, San Diego, CA 92128
Ashford University Online (AUO)	13500 Evening Creek Drive, Suite 600, San Diego, CA 92128
  2.
  The incremental License Fees, for the increase in Record Count are as follows:

License	Cost
CampusVue	[***]
CampusPortal	[***]
CampusLink eLead	[***]
CampusLink AppCreator	[***]
CampusLink Communicator	[***]

TOTAL	[***]

  3.
  Customer agrees to pay the non-refundable fees listed above in three installments. [***] is due and payable with the executed copy of this Addendum. [***] is due an payable on or before March 8th 2008, and the remaining balance of [***] is due and payable on or before April 8th, 2008.

  4.
  CMC agrees to offer the [***] per ASR for up to two additional ASR increases of [***] ASRs each, or for a total increase of [***] ASRs, for a period of one year from this addendum.

          Customer shall promptly pay, indemnify and hold CMC harmless from all sales, use, gross receipts, GST, value-added, personal property or other tax or levy (including interest and penalties) imposed on the Licensed Program(s) provided above, other than taxes on the net income or profits of CMC. Subject to any applicable laws, the foregoing and Section 3.4 of the License Agreement shall not apply to the extent Customer is formed as a not for profit organization and promptly provides CMC an applicable tax exempt certificate. All prices quoted are not of taxes.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

1

        This Addendum is deemed effective upon acceptance at CMC's principal offices. Except as expressly stated herein, all other terms of the License Agreement, as amended, remain unchanged and in full force and effect.

BRIDGEPOINT EDUCATION, INC.	CAMPUS MANAGEMENT CORP.

By:	By:
Print:	Print:
Title:	Title:
Date:	Date:

2

 ADDENDUM TO THE SOFTWARE LICENSE AGREEMENT BETWEEN

CAMPUS MANAGEMENT CORP.® AND

Bridgepoint Education Inc.

Purpose of Addendum: Increase ASRs

        This Addendum, effective upon the mutual execution by the parties hereunder, is incorporated into and made a part of the Software License Agreement (the "License Agreement") between Campus Management Corp. ("CMC") and Bridgepoint Education, Inc. ("Customer"), dated as of March 2, 2004. All capitalized terms not otherwise defined herein shall have the meaning set forth in the License Agreement. The following provisions shall be amended, as follows:

  1.
  Customer is hereby licensed to use the Licensed Program, including those products set forth in Section 2 below, for an additional [***] ASRs for a total of up to [***] ASRs, at the following licensed Campuses:

Institution Name	Campus Address
Bridgepoint Education, Inc.	13500 Evening Creek Drive, Suite 600, San Diego, CA 92128
Ashford University (AU-TR)	400 North Bluff Road, Clinton, Iowa 52732
Ashford University Online (AUO) (AU-AC)	400 North Bluff Road, Clinton, Iowa 52732
University of the Rockies—Online	13500 Evening Creek Drive, Suite 600, San Diego, CA 92128
Ashford University-Evening Accelerated (AU-EA)	400 North Bluff Road, Clinton, Iowa 52732
Total Campuses—5
  2.
  The incremental License Fees, for the increase in Record Count are as follows:

License	Cost
CampusVue	[***]
CampusPortal	[***]
CampusLink eLead	[***]
CampusLink AppCreator	[***]
CampusLink Communicator	[***]

TOTAL	[***]

  3.
  Customer agrees to pay the non-refundable fees listed above in three installments. [***] is due and payable with the executed copy of this Addendum. [***] is due an payable on or before September 8th 2008, and the remaining balance of [***] is due and payable on or before October 8th, 2008.

  4.
  CMC agrees to offer the [***] per ASR for [***] additional [***] ASR block increase, through March 8th, 2009.

          Customer shall promptly pay, indemnify and hold CMC harmless from all sales, use, gross receipts, GST, value-added, personal property or other tax or levy (including interest and penalties) imposed on the Licensed Program(s) provided above, other than taxes on the net income or profits of CMC. Subject to any applicable laws, the foregoing and Section 3.4 of the License Agreement shall not apply to the extent Customer is formed as a not for profit organization and promptly provides CMC an applicable tax exempt certificate. All prices quoted are not of taxes.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

1

        This Addendum is deemed effective upon acceptance at CMC's principal offices. Except as expressly stated herein, all other terms of the License Agreement, as amended, remain unchanged and in full force and effect.

BRIDGEPOINT EDUCATION, INC.	CAMPUS MANAGEMENT CORP.

By:	By:
Print:	Print:
Title:	Title:
Date:	Date:

2

 ADDENDUM TO THE SOFTWARE LICENSE AGREEMENT BETWEEN

CAMPUS MANAGEMENT CORP.® AND

Bridgepoint Education Inc.

Purpose of Addendum: Increase ASRs

        This Addendum, effective upon the mutual execution by the parties hereunder, is incorporated into and made a part of the Software License Agreement (the "License Agreement") between Campus Management Corp. ("CMC") and Bridgepoint Education, Inc. ("Customer"), dated as of March 2, 2004. All capitalized terms not otherwise defined herein shall have the meaning set forth in the License Agreement. The following provisions shall be amended, as follows:

  1.
  Customer is hereby licensed to use the Licensed Program, including those products set forth in Section 2 below, for an additional [***] ASRs for a total of up to [***] ASRs, at the following licensed Campuses:

Institution Name	Campus Address
Bridgepoint Education, Inc.	13500 Evening Creek Drive, Suite 600, San Diego, CA 92128
Ashford University (AU-TR)	400 North Bluff Road, Clinton, Iowa 52732
Ashford University Online (AUO) (AU-AC)	400 North Bluff Road, Clinton, Iowa 52732
University of the Rockies—Online	13500 Evening Creek Drive, Suite 600, San Diego, CA 92128
Ashford University-Evening Accelerated (AU-EA)	400 North Bluff Road, Clinton, Iowa 52732
Ashford Audit	13500 Evening Creek Drive, Suite 600, San Diego, CA 92128
Instructor Campus	13500 Evening Creek Drive, Suite 600, San Diego, CA 92128
Total Campuses—7
  2.
  The incremental License Fees, for the increase in Record Count are as follows:

License	Cost
CampusVue	[***]
CampusPortal	[***]
CampusLink eLead	[***]
CampusLink AppCreator	[***]
CampusLink Communicator	[***]

TOTAL	[***]

  3.
  Customer agrees to pay the non-refundable fees listed above in three installments. [***] is due and payable with the executed copy of this Addendum. [***] is due an payable on or before November 8th 2008, and the remaining balance of [***] is due and payable on or before December 8th, 2008.

          Customer shall promptly pay, indemnify and hold CMC harmless from all sales, use, gross receipts, GST, value-added, personal property or other tax or levy (including interest and penalties) imposed on the Licensed Program(s) provided above, other than taxes on the net income or profits of CMC. Subject to any applicable laws, the foregoing and Section 3.4 of the License Agreement shall not apply to the extent Customer is formed as a not for profit organization and promptly provides CMC an applicable tax exempt certificate. All prices quoted are not of taxes.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

1

        This Addendum is deemed effective upon acceptance at CMC's principal offices. Except as expressly stated herein, all other terms of the License Agreement, as amended, remain unchanged and in full force and effect.

BRIDGEPOINT EDUCATION, INC.	CAMPUS MANAGEMENT CORP.

By:	By:
Print:	Print:
Title:	Title:
Date:	Date:

2

 Addendum to the
CAMPUS2000™ SOFTWARE LICENSE AGREEMENT

1. The License
1.1 License and Warranty Granted to Buyer

        Campus Management Corp. (Seller or Licensor) hereby grants to: BRIDGEPOINT EDUCATION, INC. (Buyer or Licensee) the following changes in the Campus2000™ Software License Agreement, dated and subject to the following terms and conditions:

1.
Buyer is hereby authorized to use Campus2000 Software for up to [***] Active Student Records and licensed campus locations listed below. Additional campus locations may be added by notifying Seller in writing as to the name and street address of each such location. The [***] active student records shall initially be allocated to the campus location(s) of Buyer as follows:

Institution Name	Campus Address	Active Student Records
Bridgepoint Education, Inc.	13880 Stowe Drive, Suite C Poway, CA 92064
Ashford University (AU)	13880 Stowe Drive, Suite C Poway, CA 92064
Ashford University Online (AUO)	13880 Stowe Drive, Suite C Poway, CA 92064
TOTAL—[***]
2.
The incremental license fee for the above Active Student Records is [***]. The incremental license fee for the additional 2 campuses (addresses of which are to be communicated by customer) is [***]. Additional increases in active student records are to be processed in the manner as described in the original executed agreement referred to above.

3.
Buyer agrees to pay when due any applicable sales, use, property, excise, VAT, and other similar taxes.

        IN WITNESS WHEREOF, the parties hereto have signed this Addendum by their duly authorized representative the date and year indicated below. This agreement is not valid and is not effective until executed by Seller.

Buyer:	Bridgepoint Education, Inc.	Seller:	Campus Management Corp.
By:	/s/ RICK GESSNER	By:
Print:	Rick Gessner	Print:	David Meek
Title:	Chief Tech Officer	Title:	President
Date:	February 16, 2005	Date:

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

 CAMPUS MANAGEMENT CORP.
CAMPUSCARESM SUPPORT AGREEMENT

        This CAMPUSCARE SOFTWARE SUPPORT AGREEMENT ("Agreement") made and entered into as of the        day of                                    , 2004, (the "Effective Date") is by and between the provider, CAMPUS MANAGEMENT CORP. ("CMC"), a Florida corporation having its principal office and place of business at 777 Yamato Road, Suite 400, Boca Raton, Florida 33431, and Bridgepoint Education, a AZ corporation having its office and place of business at 4350 E. Camelback Road, # 240B, Phoenix, AZ 85018 ("Customer"), having its principal offices at the address set forth below.

WITNESSETH

        WHEREAS, CMC and Customer have entered into a software license agreement (the "License Agreement") under which Customer obtained a non-exclusive license to use certain computer programs in object code form and related user documentation (the "Licensed Program") on certain terms and conditions; and

        WHEREAS, CMC desires to provide and Customer desires to obtain certain support and maintenance services with respect to the Licensed Program, subject to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:

AGREEMENT

1.     DEFINITIONS.

        For purposes of this Agreement, the following definitions shall apply to the respective capitalized terms. In addition, all capitalized terms used, but not defined herein, shall have the meaning ascribed in the License Agreement and CMC Professional Services Agreement of event date hereof:

        1.1    "Computer Infrastructure" means all computers, networks, printers, operating systems, and telecommunications systems used by Customer in the operation of the Licensed Program.

        1.2    "Enhancement" means any modification or addition that when made or added to the Licensed Program, changes its utility efficiency, functional capability, or application.

        1.3    "Error" means any failure of the Licensed Program to substantially conform in all material respects to the Documentation. However, any nonconformity resulting from Customer's misuse, improper use, alteration, or damage of the Licensed Program or Customer's combining or merging the Licensed Program with any hardware or software not supplied or identified as compatible by CMC in writing, shall not be considered an Error.

        1.4    "Error Correction" means either a modification or an addition that, when made or added to the Licensed Program, establishes material conformity of the Licensed Program to the functional specifications, or a procedure or routine that, when observed in the regular operation of the Licensed Program, eliminates the adverse effect on Customer of such nonconformity.

        1.5    "Licensed Program" means the computer programs described in the License Agreement.

        1.6    "Normal Working Hours" means the hours between 8 a.m. and 8 p.m. Eastern Standard Time on the days Monday through Friday, excluding regularly scheduled holidays of CMC.

        1.7    "Releases" means new versions of the Licensed Program, which may include Error Corrections and/or Enhancements.

        1.8    "Support Users" means the specified persons from Customer's corporate staff, helpdesk and/or information technology personnel, as agreed in writing between CMC and Customer, who may communicate with CMC and utilize the support services described in Section 3 of this Agreement. The list of Support Users may be amended from time-to-time by the mutual written agreement of the parties.

        1.9    "Term" means an initial period of one (1) year commencing on the 1st day of January, or any pro-ration thereof if entered into during the course of a calendar year. Thereafter, on the 1st day of January each year, the Term shall automatically renew for successive periods of one (1) year, unless and until terminated pursuant to Section 8 hereof. The Term shall renew at the same service level then in effect at the end of the most recent concluding period. In no event, however, shall the Term extend beyond the prescribed term of the License Agreement.

        1.10    "Third Party Products" means products used by Customer in conjunction with the Licensed Program, but not licensed or provided by CMC as part of the Licensed Program, including, but not limited to, Microsoft Great Plains Accounting, Crystal Reports, Foxfire Report Writer, QuickTouch Point-of Sale, Scantron, PVI ImageNow, Microsoft SQL Server, Citrix Metaframe, and Microsoft Terminal Server.

2.    SOFTWARE PRODUCTS COVERED.    CMC will support and maintain the Licensed Program in accordance with the terms and conditions of this Agreement. From time-to-time, CMC may provide only limited support for Third Party Products with respect to the use of the Licensed Program. Customer is responsible for obtaining primary support of the Third-Party Products under separate agreement with the providers of such services.

3.    SCOPE OF SERVICES.    During the Term, CMC shall render the following services ("Standard") during Normal Working Hours in support of the Licensed Program. Customer may elect to receive Premium annual support for an additional fee. The descriptions of Premium support level and applicable fees are set forth in Exhibits A and B, respectively. Service levels, terms and conditions are subject to change annually. During the Initial Term, Standard support includes the following services:

        3.1    CMC shall receive from any of the Support Users (by telephone, e-mail or fax transmission) Customer's reports of Errors.

        3.2    CMC shall maintain a toll-free telephone line that allows Customer to seek assistance with use of the Licensed Program.

        3.3    CMC shall maintain a trained staff capable of rendering the services set forth in this Agreement.

        3.4    CMC shall be responsible for using reasonable diligence to correct verifiable and reproducible Errors when reported to CMC in accordance with CMC's standard reporting procedures. CMC shall, within a reasonable time of verifying that such an Error is present, initiate work in a diligent manner toward development of an Error Correction. Following completion of the Error Correction, CMC shall provide the Error Correction through a "temporary fix" consisting of sufficient programming and operating instructions to implement the Error Correction, CMC shall include the Error Correction in all subsequent Releases of the Licensed Program. CMC shall not be responsible for correcting Errors in any version of the Licensed Program other than the most recent Release of the Licensed Program. However CMC shall continue to support the immediately preceding Release for a reasonable period sufficient to allow Customer to implement the newest Release, not to exceed 90 days after making the new Release available.

        3.5    CMC shall, from time to time, deliver new Releases to its customers generally, containing Error Corrections and Enhancements. CMC shall provide reasonable assistance to help Customer install and operate each new Release. Customer acknowledges and agrees that this Agreement covers Releases solely to the extent such products are made generally available to all customers of CMC as part of the same level of maintenance and support services. Any revisions to the Licensed Product constituting new commercially available products, which may include new major functionality or material changes in technical specifications not made generally available to other customers receiving the same level of support services, may be purchased under separate mutually agreeable arrangements.

        3.6    Training is available for an additional fee. Limited training credits are included as part of the service levels in accordance with the descriptions and rates set forth in Exhibits A and B.

        3.7    CMC will use reasonable efforts (up to a maximum of thirty (30) minutes) attempting to diagnose and resolve Licensed Program problems associated with Third Party Products for no additional fee. If at any time CMC reasonably determines the problem is primarily caused by the Third Party Product(s), and not the Licensed Program, then CMC shall be deemed to have satisfied its obligation to address the problem. Customer acknowledges that CMC may not be able to assist Customer with problems associated with Third Party Products, and Customer is encouraged to contact vendors of Third Party Products for pertinent support and maintenance services.

        3.8    Customer may request services not covered in this Agreement, pertaining to the Licensed Program (including, without limitation, data conversion, report-formatting assistance, diagnosis and repair of infrastructure problems), provided that such assistance, if agreed to be provided, shall be subject to CMC's standard rates for such services and may require the execution of a separate Professional Services Agreement (the "Additional Services").

4.    REMOTE ACCESS.    As a condition of CMC's ability to provide services under this Agreement at all times during the Term, Customer shall provide a high-speed "at will" internal connection for CMC to remotely provide services hereunder. Failure to do so will impair CMC's ability to resolve Customer's reported problems in a timely manner and may result in additional charges.

5.     FEES AND CHARGES

        5.1    Customer shall pay fees in the amount set forth on Exhibit B attached hereto for the level of service selected by Customer. If the Term commences after January 1, then Customer shall pay fees and charges on a pro-rated basis for the remainder of the first calendar year. Rates may increase by up to twelve percent (12) per annum (calculated on an average annual basis over the period of the Term) without additional notice. Notwithstanding the foregoing CMC reserves the right to change the annual fees and charges upon renewal of this Agreement, provided CMC has given Customer at least thirty (30) days written notice prior to any renewal date. The pricing set forth in this Agreement is conditioned on the Term of this Agreement renewing continuously on an annual basis without any lapse of service (other than caused by CMC's uncured material breach) or decrease in service level. In the event of such lapse, Customer shall pay current through the date of recommencing services and thereafter based on CMC's then current standard fees and charges.

        5.2    Invoices will be sent prior to the end of each calendar year Term, and Customer shall pay in accordance with the payment schedule identified in Exhibit B with the first payment due to CMC before December 31 in advance of the next one-year Term. Customer shall remain current in all payments as a condition to CMC continuing to provide services under this Agreement.

        5.3    For Additional Services, CMC shall invoice all supplemental fees and charges based on the rate schedule set forth in Exhibit C. Customer shall pay the invoiced amount promptly upon receipt of such invoice, but in no event later than thirty (30) days after the invoice date.

        5.4    Any amount invoiced under this Section 5 and not paid in full as required herein shall bear interest at the lesser of 1.5% per month or the highest rate allowed by applicable law, and shall be subject to reasonable costs and attorney's fees related to collection. A delayed payment constitutes a lapse in service. CMC reserves the right to suspend any or all services to delinquent accounts until such time as the account is brought current.

        5.5    Except as otherwise set forth in this Agreement, prices quoted for Services do not include travel and out-of-pocket expenses. Customer shall reimburse CMC for its reasonable expenses, including, without limitation, costs of travel (air & cab fare, lodging, auto rental or local mileage, standard per diem, etc., based on M&I standard US Government per diem rates subject to any other guidelines mutually agreed upon by both parties) and reasonable out-of-pocket costs for photocopying, overnight courier, long-distance telephone and the like (collectively, "Travel and Expenses"). CMC will maintain records of Travel and Expenses, and upon Customer's reasonable request CMC will provide copies of records at Customer's expense.

        5.6    Customer shall be responsible for procuring, installing, and maintaining all equipment, telephone lines, communications interfaces, and other hardware necessary to operate the Licensed Program. Customer shall be responsible, at its sole cost and expense, for procuring updates to Third Party Products.

        5.7    If at any time Customer expands its license to increase the Record Count or Campuses in accordance with the terms of the License Agreement, Customer shall pay the additional proportionate fees under this Agreement, which fees shall commence with the increased License Fee and be prorated for the remainder of the then-current year of the Term.

        5.8    Customer acknowledges that CMC allocates its resources to provide services to Customer. In the event Customer cancels any scheduled services, including, without limitation, Additional Services or training services, with less than thirty (30) days prior written notice to CMC, and CMC cannot after using good faith efforts reallocate its resources, then Customer shall promptly pay CMC the amount of lost fees (based on the difference between the projected scheduled services for Customer and the fees actually received) and any out-of-pocket expenses actually incurred by CMC.

6.     PROPRIETARY RIGHTS

        6.1    To the extent that CMC may provide Customer with any Error Corrections or Enhancements (collectively, "CMC Programs"), Customer may install, use and make back-up copies of the CMC Programs strictly in accordance with the License Agreement. All restrictions to the Licensed Program, and all remedies regarding infringement, apply to the CMC Programs. Any rights not expressly granted herein are reserved to CMC.

        6.2    The CMC Programs and all components, modifications, derivatives, and compilations thereof, including any and all intellectual property rights in and to the foregoing, shall remain the exclusive property of CMC, regardless of whether Customer, its employees, or contractors may have contributed to or joined in the invention or development of such work. Customer shall execute any further instruments that CMC reasonably requests from time-to-time for purposes of perfecting its ownership rights.

7.     DISCLAIMER OF WARRANTY AND LIMITATION OF LIABILITY

        7.1    EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY HEREBY DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE, OR FITNESS FOR A PARTICULAR PURPOSE. CMC DOES NOT WARRANT THAT THE SERVICES, LICENSED PROGRAM,

ERROR CORRECTIONS, ENHANCEMENTS AND RELEASES WILL BE ERROR-FREE OR OPERATE WITHOUT INTERRUPTION.

        7.2    NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR DAMAGES IN EXCESS OF THE TOTAL CONTRACT PRICE FOR SERVICES PAID IN ACCORDANCE WITH SECTION 5.1 ABOVE CALCULATED AS OF THE DATE ANY SUCH CAUSE ACTION AROSE, EXCEPT CUSTOMER SHALL PAY ALL EXPENSES AND FEES FOR SERVICES RENDERED IN ACCORDANCE WITH THIS AGREEMENT. EXCEPT FOR OBLIGATIONS TO INDEMNIFY AGAINST THIRD PARTY CLAIMS AS SET FORTH HEREUNDER, OR CUSTOMER'S BREACH OF SECTION 8 (PROPRIETARY RIGHTS), IN NO EVENT SHALL EITHER PARTY BE LIABLE, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES (INCLUDING LOST SAVINGS, PROFIT OR BUSINESS INTERRUPTION EVEN IF NOTIFIED IN ADVANCE OF SUCH POSSIBILITY) ARISING OUT OF OR PERTAINING TO THE SUBJECT MATTER OF THIS AGREEMENT.

        7.3    No action, whether based in contract, strict liability, or tort, including any action based on negligence, arising out of the performance of services under this Agreement, may be brought by either party more than two (2) years after such cause of action accrued.

8.     TERMINATION

        8.1    This Agreement may be terminated as follows:

        8.2    This Agreement shall immediately terminate upon the termination of the CMC Software License Agreement;

        8.3    This Agreement may be terminated by either party upon the expiration of the then current term of this Agreement, provided at least thirty (30) days' prior written notice is given to the other party; or

        8.4    This Agreement may be terminated if the other party has breached any material provision of this Agreement and has not cured the breach within thirty (30) days after delivery of written notice thereof.

        8.5    Following termination of this Agreement, CMC shall Immediately Invoice Customer for all accrued fees and charges and all reimbursable expenses, and Customer shall pay the invoiced amount immediately upon receipt of such invoice. Except if this Agreement terminates as a result of Customer's uncured material breach, Customer may continue to use any work supplied to Customer by CMC for the remaining term of the CMC Software License Agreement.

9.     CONFIDENTIALITY

        9.1    Each party hereby acknowledges that it may be exposed to confidential and proprietary information belonging to the other party or relating to its affairs, including, without limitation, source code and design materials for the Licensed Program, business plans, databases, student names and prospective student names, students' personal information, strategies, techniques, and other materials expressly designated or marked as confidential (collectively the "Confidential Information"). CMC's Confidential Information shall include, without limitation, the Licensed Program, Enhancements, Error Corrections, Releases, and information provided in the course of performing support services. Customer's databases of student records and data shall be deemed Customer's Confidential Information. The terms and pricing in this Agreement shall be deemed Confidential Information. Confidential Information does not include (i) information already known or independently developed by the recipient; (ii) information in the public domain through no wrongful act of the party, or (iii) information received by a party from a third party who was free to disclose it.

        9.2    Each party hereby agrees that during the Term and at all times thereafter it shall not use, commercialize or disclose the other party's Confidential Information to any person or entity, except to its own employees having a "need to know," and to such other recipients as the other party may approve in a signed writing. Each party shall use at least the same degree of care in safeguarding the other party's Confidential Information as it uses in safeguarding its own Confidential Information, but in no event shall a party use less than due diligence and care. Nothing herein shall prohibit CMC from disclosing Customer's Confidential Information if as a matter of law or a valid court order it is required to do so, provided CMC shall first use reasonable efforts to notify Customer so that it may attempt to obtain a protective order limiting disclosure. Neither party shall alter or remove from any software, documentation or other Confidential Information of the other party (or any third party) any proprietary, copyright, trademark or trade secret legend.

        9.3    Recognizing that a breach of this Section 9 could result in irreparable harm, for which money damages along would be inadequate, the disclosing party shall be entitled to equitable remedies, including injunctive relief, in addition to damages available at law.

10.    NON-SOLICITATION.    During the Term and for a period of one (1) year thereafter, Customer agrees not to target for hire, solicit, nor attempt to solicit the services of any employee or subcontractor of CMC without the prior written consent of CMC. Violation of this provision shall, in addition to other relief, entitle CMC to assert liquidated damages against Customer equal to one hundred fifty percent (150%) of the solicited person's annual compensation.

11.    NOTICES.    Notices sent to either party shall be effective when delivered in person or transmitted by fax machine with printed confirmation page (if delivered after 5:00 recipient's local time, then effective the next business day), one (1) day after being sent by overnight courier, or two (2) days after being sent by first class mail postage prepaid to the address on the first page hereof or such other address as a party may give notice in the same manner set forth in this Section 11.

12.   MISCELLANEOUS.

        12.1    Disputes; Choice of Law.

    (a)
    The parties agree that all disputes between them shall be submitted for informal resolution to their respect chief operating officers or his/her authorized designee with power to bind his/her respective company. The representatives shall meet within ten (10) days of a mutually agreeable location, but shall not be required to meet for more than two (2) business days; the timeline for performance of each parties' obligations hereunder shall be tolled proportionately until, in accordance with the foregoing, the dispute is resolved or the parties stop meeting without having resolved such dispute. Provided, the foregoing process shall not require a party to delay obtaining any injunctive relief or equitable remedies based on a claim arising from the other party's breach of intellectual property, confidentiality or non-solicitation obligations hereunder.

    (b)
    The parties agree that no oral or written representation made during the course of any settlement discussions shall constitute a party admission. If the parties are still unable to reconcile their differences in accordance with the foregoing procedures, each party hereby agrees that any controversy or claim, whether based on contract, tort or other legal theory, arising out or relating to this Agreement, shall be maintained exclusively in the jurisdiction and venue of the courts sitting in and for Palm Beach County and the Southern District of Florida. The prevailing party shall be entitled to reimbursement of reasonable attorneys' fees and costs. The parties expressly waive right to trial by jury. The Customer expressly waives rights to participate in any class action lawsuit against CMC.

    (c)
    This Agreement shall be governed by and construed in accordance with the substantive laws of Florida, without regards to conflict of laws principles. The parties expressly opt out of the application of the UN Convention on the International Sale of Goods.

        12.2    Independent Contractor Status.    Each party and its personnel are independent contractors in relation to the other party with respect to all matters arising under this Agreement. Nothing herein shall be deemed to establish a partnership, joint venture, association or employment relationship between the parties. Each party shall remain responsible, and shall indemnify and hold harmless the other party, for the withholding and payment of all Federal, state and local personal income, wage, earnings, occupation, social security, worker's compensation, unemployment, sickness and disability insurance taxes, payroll levies or employee benefit requirements (under ERISA, state law or otherwise) now existing or hereafter enacted and attributable to themselves and their respective people.

        12.3    Security; No Conflicts.    Each party agrees to inform the other of any information made available to the other party that is classified or restricted data, agrees to comply with the security requirements imposed by any state or local government, or by the United States Government, or by applicable law, and shall return all such material upon request. Each party warrants that its participation in this Agreement does not conflict with any contractual or other obligation of the party or create any conflict of interest prohibited by the U.S. Government or any other government and shall promptly notify the other party if any such conflict arises during the Term.

        12.4    Insurance; Indemnify.    Each party shall maintain adequate insurance protection covering its respective activities hereunder, including coverage for statutory worker's compensation, comprehensive general liability for bodily injury and tangible property damage, as well as adequate coverage for vehicles. Each party (the "Indemnifying Party") shall indemnify, defend and hold harmless the other and its affiliates, and each of its respective officers, directors, employees, agents, independent contractors, successors and assigns (collectively the "Indemnified Party") from and against third party claims based on bodily injury, death and tangible property damage resulting from the grossly negligent or willful acts or omissions of its officers, agents, employees or representatives acting within the scope of their work. The Indemnifying Party will defend, indemnify and hold harmless the Indemnified Party against the claim at the Indemnifying Party's expense and pay all costs, damages, and attorney's fees that a court awards provided that the Indemnified Party: (a) promptly notifies the Indemnifying Party in writing of the claim; and (b) allows the Indemnifying Party to control, and cooperates with the Indemnifying Party in the defense and any related settlement negotiations (provided the Indemnifying Party does not settle the dispute without the Indemnified Party's written consent, unless the Indemnifying Party obtains a general release in favor of the Indemnified Party). Nothing herein shall restrict the Indemnified Party from participating in the defense of its own cost and expense.

        12.5    Force Majeure.    Neither party shall be liable for any delay in performing its obligations under this Agreement, if such delay is caused by circumstances beyond the party's reasonable control, including without limitation, any acts of God, war, terrorism, floods, windstorm, labor disputes, changes in laws or regulations, or delay of essential materials or services. In the event of non-performance or a delay in performance of obligations under this Agreement is due to a force majeure, the period of performance shall be extended by the delay due to such events of force majeure and any additional time that the parties may mutually agree is necessary for the remobilization of people and equipment. However, the party not affected by the force majeure shall have the right to terminate this Agreement without penalty if the party affected by the force majeure event is unable to resume full performance within sixty (60) days of occurrence of the event.

        12.6    Assignment.    This Agreement may not be assigned by Customer, in whole or in part, except it may be assigned its entirety solely in connection with a permitted assignment of the entire License

Agreement in accordance with the express terms and conditions of the assignment provision in the License Agreement.

        12.7    Miscellaneous.    This document and the exhibits attached hereto constitute the entire and exclusive agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous communications, whether written or oral. This Agreement may be modified or amended only by a writing signed by the party against whom enforcement is sought. Any provision hereof found by a tribunal of competent jurisdiction to be illegal or unenforceable shall be automatically conformed to the minimum requirements of law and all other provisions shall remain in full force and effect. Waiver of any provision hereof in one instance shall not preclude enforcement thereof on future occasions. Headings are for reference purposes only and have no substantive effect. The provisions of Sections 1, 5, 6, 7, 8.5, and 9 through 12 shall survive termination of this Agreement. Copies of this Agreement and notices generated in accordance herewith shall be treated as original documents admissible into evidence, unless a document's authenticity is genuinely placed in question. This Agreement may be executed in counterparts, each of which shall be deemed an original and together shall be deemed the entire Agreement.

        AGREED AND ACCEPTED by the undersigned duly authorized representatives of the parties as of the date first set forth above.

Bridgepoint Education

By:	/s/ RICK GESSNER
Name:	Rick Gessner
Title:	Chief Tech Officer
Date:	2-15-05

Campus Management Corp.

By:
Name:	David Meek
Title:	President
Date:

 EXHIBIT A

DESCRIPTION OF SUPPORT LEVELS

        Premium support services are cumulative and in addition to Standard support services.

	STANDARD	PREMIUM
• Support Center 8 a.m.-8 p.m. ET—Mon.—Fri.	X	X
• Unlimited Access to the CMC Web Information	X	X
• Software Upgrades (feature releases)	X	X
• Patches	X	X
• Two admission passes to the CMC User Conference	X	X
• Training Credits	X	X
• Immediate Analyst Contact with Phone Calls		X
• 4-Hour Response Time to Phone Calls / Emails	X
• Knowledge Base Access	X	X
• Two additional passes to CMC Users' Conference		X
• Case Review Call with Support Manager		X
• Custom Case Report		X
• Emergency Call Availability (24x365)		X
• Off-Hours System Upgrades		X

 EXHIBIT B

RATE SCHEDULE AND TRAINING CREDITS FOR STANDARD AND PREMIUM SERVICES

        Customer, Bradford Capital Partners (Median), must choose a support plan by checking the appropriate box below. Rates are calculated based on the applicable Record Count. The number of training credits issued and pricing discount provided, if any, is indicated for each plan.

        # ASR/FTE: [***]                        # of Campuses: 3

STANDARD
	CampusCare Payment Plans		Additional Services	Allocation
☐ 1.	One Payment of [***]	[***]	User Conference Passes	[***]
☐ 2.	One Credit Card Payment of [***]	[***]	Training Credits	[***]
☐ 3.	Quarterly Payments of [***]
☐ 4.	Monthly Payments of [***]

PREMIUM
	CampusCare Payment Plans		Additional Services	Allocation
☐ 1.	One Payment of [***]	[***]	User Conference Passes	[***]
☐ 2.	One Credit Card Payment of [***]	[***]	Training Credits	[***]
☐ 3.	Quarterly Payments of [***]
☐ 4.	Monthly Payments of [***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

 EXHIBIT C

SCHEDULE OF STANDARD RATES

LABOR CATEGORIES	DESCRIPTION	RATES PER HOUR
CMC Management	Executive management team that manages CMC resources and ensures contractual obligations are met.	$	[***]
CMC Product Specialist	Product expert that advises the client in the configuration of the Campus2000 product to help ensure business objectives are met. Acts as liaison between client management and CMC.	$	[***]
CMC Development	Programmers that analyze and create new functionality and/or reports based on business requirements.	$	[***]
CMC Date Conversion	Programmers that analyze and transform data from legacy systems.	$	[***]
CMC Project Manager	Project Manager that assigns resources, measures progress and ensures client satisfaction by managing the activities of the project on a daily basis.	$	[***]
CMC Trainer	Train end users and management and assist the Project Manager.	$	[***]
CMC Infrastructure	A telecommunication, network, local area network, wide are network, systems administration, hardware, server, and client maintenance administrator.	$	[***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

 ADDENDUM TO THE CAMPUSCARE® SUPPORT AGREEMENT BETWEEN

CAMPUS MANAGEMENT CORP.® AND

BRIDGEPOINT EDUCATION, INC.

Purpose of Addendum: Increase ASRs

        This Addendum, effective upon the mutual execution by the parties hereunder, is incorporated into and made a part of the CampusCare Support Agreement (the "CampusCare Agreement") between Campus Management Corp. ("CMC") and Bridgepoint Education, Inc. ("Customer"), dated as of February 15, 2005. All capitalized terms not otherwise defined herein shall have the meaning set forth in the CampusCare Agreement. The CampusCare Agreement shall be amended, as follows:

  1.
  Contemporaneously with this Addendum, Customer is executing the Addendum to the Software License Agreement in order add an additional [***] ASRs, for a total Record Count of up to [***] ASRs. Accordingly, the incremental Premium CampusCare fees for the Licensed Programs, based on the addition of [***] ASRs, for the period August 1, 2008, through December 31, 2008, are as follows.

License	Cost
CampusVue	[***]
CampusPortal	[***]
CampusLink eLead	[***]
CampusLink AppCreator	[***]
CampusLink Communicator	[***]

TOTAL	[***]

  2.
  Customer shall pay the non-refundable fees listed above as follows:

      [***]

          Customer shall promptly pay, indemnify and hold CMC harmless from all sales, use, gross receipts, GST, value-added, personal property or other tax or levy (including interest and penalties) imposed on the services and deliverables provided, other than taxes on the net income or profits of CMC. Subject to any applicable laws, the foregoing shall not apply to the extent Customer is formed as a not for profit organization and promptly provides CMC an applicable tax exempt certificate. All prices quoted are net of taxes.

        This Addendum is deemed effective upon acceptance at CMC's principal offices. Except as expressly stated herein, all other terms of the CampusCare Agreement, as amended, remain unchanged and in full force and effect.

BRIDGEPOINT EDUCATION, INC.	CAMPUS MANAGEMENT CORP.

By:	By:
Print:	Print:
Title:	Title:
Date:	Date:

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

1

 ADDENDUM TO THE CAMPUSCARE® SUPPORT AGREEMENT BETWEEN

CAMPUS MANAGEMENT CORP.® AND

BRIDGEPOINT EDUCATION, INC.

Purpose of Addendum: Increase ASRs

        This Addendum, effective upon the mutual execution by the parties hereunder, is incorporated into and made a part of the CampusCare Support Agreement (the "CampusCare Agreement") between Campus Management Corp. ("CMC") and Bridgepoint Education, Inc. ("Customer"), dated as of February 15, 2005. All capitalized terms not otherwise defined herein shall have the meaning set forth in the CampusCare Agreement. The CampusCare Agreement shall be amended, as follows:

  1.
  Contemporaneously with this Addendum, Customer is executing the Addendum to the Software License Agreement in order add an additional [***] ASRs, for a total Record Count of up to [***] ASRs. Accordingly, the incremental Premium CampusCare fees for the Licensed Programs, based on the addition of [***] ASRs, for the period October 1, 2008, through December 31, 2008, are as follows.

License	Cost
CampusVue	[***]
CampusPortal	[***]
CampusLink eLead	[***]
CampusLink AppCreator	[***]
CampusLink Communicator	[***]

TOTAL	[***]

  2.
  Customer shall pay the non-refundable fees listed above [***]

          Customer shall promptly pay, indemnify and hold CMC harmless from all sales, use, gross receipts, GST, value-added, personal property or other tax or levy (including interest and penalties) imposed on the services and deliverables provided, other than taxes on the net income or profits of CMC. Subject to any applicable laws, the foregoing shall not apply to the extent Customer is formed as a not for profit organization and promptly provides CMC an applicable tax exempt certificate. All prices quoted are net of taxes.

        This Addendum is deemed effective upon acceptance at CMC's principal offices. Except as expressly stated herein, all other terms of the CampusCare Agreement, as amended, remain unchanged and in full force and effect.

BRIDGEPOINT EDUCATION, INC.	CAMPUS MANAGEMENT CORP.

By:	By:
Print:	Print:
Title:	Title:
Date:	Date:

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

1

[CAMPUS MANAGEMENT LETTERHEAD]

STATEMENT OF WORK

Bridgepoint Education	Customer Contact:	Andrew Clark
13500 Evening Creek Drive, Ste. 600 San Diego, CA 92128	Contact Phone/Email	(858)-513-9240 / aclark@bridgepointeducation.com

        This STATEMENT OF WORK ("SOW") identifies the scope of services, quotation and payment arrangements to be provided by Campus Management Corp., with corporate offices located at 777 Yamato Road Suite 400, Boca Raton, Florida 33431 (hereinafter "CMC") to Bridgepoint Education (hereinafter "Customer") as referred to above. Terms of this SOW are set forth in the Customer CampusCare Support Agreement. Services will be more specifically described in section I (the "Engagement Scope") of this SOW. Acceptance of this SOW is defined by Customer's signature on this document and CMC's acceptance hereof.

        CMC and Customer shall date and execute this SOW prior to services being performed. This SOW will be billed on a Time and Materials basis ("T&M"). Section III ("Services Estimate") below is an estimate only and the actual cost to Customer will be billed based on the service performed as outlined in the Engagement Scope and calculated based on the per hour cost outlined in Section III (the "T&M Cost per Hour").

        This SOW expires after thirty (30) days from the date referred to above, unless signed and returned by the Customer.

I.     Encasement Scope:

        Customer wishes to contract with CMC to provide implementation services for a Business Process Re-engineering/CampusVue Re-configuration engagement. The engagement is designed to complete a Re-engineering analysis of Financial Aid, Student Accounts, and Academics resulting in new processes, documentation and/or configuration. These changes will be implemented at Ashford University Online, but is designed to be rolled out to other campuses.

        [***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

1

II.    Project Deliverables:

[***]

        Specific topics to be covered include :    [***]

III.  Period of Performance:

        The period of performance for this engagement commences with the confirmed returned signed Statement of Work and when a 20% deposit has been received by Campus Management Corporation. This project is estimated to begin April 15th, 2008 and span a 4-6 month time frame.

IV.    Service Estimate:

        The estimated cost to complete the tasks outlined in this SOW is [***] and will be billed at a rate (the "T&M Cost per Hour") of [***] for CMC Industry Consultants, [***] for CMC Implementation Consultants , and [***] for Project Management.

Estimated Services	Tentative Start Date	Hrs	Amount
CMC Industry Consultants:
1. Cross Functional Review	6/2/08 & 6/16/08	[***]	[***]
2. Academic and Student Services Review	July 2008	[***]	[***]
3. Student Finance (FA/SA) Review	July/August 2008	[***]	[***]
CMC Solutions Architect & Implementation Consultant	4/14/08	[***]	[***]
CMC Project Management	4/14/08	[***]	[***]
Total Estimated Services			[***]
Estimated Travel Costs (Hotel, Per Diem, Airfare)			Billed As Incurred

        IN WITNESS WHEREOF, the Parties hereto have caused this SOW to be executed by their duly authorized representatives.

CUSTOMER	CAMPUS MANAGEMENT CORP.

BY:	BY:
NAME:	NAME:
TITLE:	TITLE:
DATE:	DATE:

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

2

QuickLinks

  Exhibit 10.21
CAMPUS MANAGEMENT CORP. SOFTWARE LICENSE AGREEMENT
RECITALS
AGREEMENT
PRICE PROJECT ESTIMATE
ADDENDUM TO THE CAMPUSVUE® SOFTWARE LICENSE AGREEMENT BETWEEN CAMPUS MANAGEMENT CORP.® AND Bridgepoint Education Inc. Purpose of Addendum: Increase ASRs
ADDENDUM TO THE SOFTWARE LICENSE AGREEMENT BETWEEN CAMPUS MANAGEMENT CORP.® AND Bridgepoint Education Inc. Purpose of Addendum: Increase ASRs
ADDENDUM TO THE SOFTWARE LICENSE AGREEMENT BETWEEN CAMPUS MANAGEMENT CORP.® AND Bridgepoint Education Inc. Purpose of Addendum: Increase ASRs
Addendum to the CAMPUS2000™ SOFTWARE LICENSE AGREEMENT 1. The License 1.1 License and Warranty Granted to Buyer
CAMPUS MANAGEMENT CORP. CAMPUSCARESM SUPPORT AGREEMENT
WITNESSETH
AGREEMENT
EXHIBIT A DESCRIPTION OF SUPPORT LEVELS
EXHIBIT B RATE SCHEDULE AND TRAINING CREDITS FOR STANDARD AND PREMIUM SERVICES
EXHIBIT C SCHEDULE OF STANDARD RATES
ADDENDUM TO THE CAMPUSCARE® SUPPORT AGREEMENT BETWEEN CAMPUS MANAGEMENT CORP.® AND BRIDGEPOINT EDUCATION, INC. Purpose of Addendum: Increase ASRs
ADDENDUM TO THE CAMPUSCARE® SUPPORT AGREEMENT BETWEEN CAMPUS MANAGEMENT CORP.® AND BRIDGEPOINT EDUCATION, INC. Purpose of Addendum: Increase ASRs
STATEMENT OF WORK